                                                                   EXHIBIT 10.35

                      ASSIGNMENT AND ACCEPTANCE AGREEMENT

                            Dated December 24, 1996

          Reference is made to the AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT, dated as of October 11, 1995 (as amended, the "Credit Agreement"), among LAW COMPANIES GROUP, INC., a Georgia corporation (the "Borrower"), certain Subsidiaries of the Borrower whose names appear on the signature pages below as Guarantors (the "Guarantors"), SUNTRUST BANK, ATLANTA, a Georgia banking corporation, NATIONAL CITY BANK, KENTUCKY, a national banking association, and SOUTHTRUST BANK OF GEORGIA, N.A., a national banking association, (collectively, the "Banks"), and SUNTRUST BANK, ATLANTA as Agent for the Banks (the "Agent"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

          SOUTHTRUST BANK OF GEORGIA. N.A. (the "Assignor") and NATIONAL BANK OF
                                                 --------
CANADA (the "Assignee") agree as follows:
             --------

          1. The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, all of the Assignor's rights and obligations under the Credit Agreement and all other Loan Documents, as of the date hereof with respect to the percentage interest specified in
Section 1 of Schedule 1 hereto of the Revolving Credit A Commitments (the
             ----------
"Commitment") and the Revolving Credit A Note (the "Note") held by the Assignor.
 ----------                                         ----
After giving effect to such sale and assignment, the amount of the Assignee's Commitment and the amount of the Advances owing to the Assignee will be as set forth in Section 2 of Schedule 1.
                      ----------

          2. The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement and the other Loan Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any Guarantor or any of their respective Subsidiaries or the performance or observance by the Borrower, the Guarantors or any of their respective Subsidiaries of any of their obligations under the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note referred to in paragraph 1 above and requests that the Agent exchange such Note for a new Note payable to the order of the Assignee in an amount equal to the
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Commitment assumed by the Assignee pursuant hereto, as specified in Section 3 of Schedule 1.
   ----------

          3. The Assignee (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to in Section 4.05 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance Agreement; (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto;
(iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, and (v) specifies that its address for notices is the office set forth beneath its name on the signature pages hereof and (vi) attaches the Internal Revenue Service Form W-8 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that the Assignee is not a United States citizen or resident (or that the Assignee is filing as a foreign corporation, partnership, estate or trust) and providing the name and address of the Assignee or certifying that the income receivable pursuant to this Assignment and Acceptance Agreement is effectively connected with the conduct of a trade or business in the United States.

          4. Following the execution of this Assignment and Acceptance Agreement by the Assignor and the Assignee, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date of this Assignment and Acceptance Agreement (the "Effective Date") shall be the later of (a) the
                               --------------
date of consent thereto by Borrower and the Agent, (b) the date of acceptance thereof by the Agent and (c) the date specified in Section 4 of Schedule 1.
                                                                ----------

          5. As of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance Agreement, have the rights and obligations of a Lender thereunder and
(ii) the Assignor shall, to the extent provided in this Assignment and Acceptance Agreement, relinquish its rights and be released from its obligations under the Credit Agreement.

          6.   Upon such acceptance and recording by the Agent, from and after

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the Effective Date, the Agent shall make all payments under the Credit Agreement and the Notes in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the Notes for periods prior to the Effective Date directly between themselves.

          7. THIS ASSIGNMENT AND ACCEPTANCE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE.

          8. This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written, such execution being made on
Schedule 1 hereto.
----------

                                  SCHEDULE 1
                                      TO
                      ASSIGNMENT AND ACCEPTANCE AGREEMENT
                            DATED DECEMBER 23, 1996


Section 1. Percentage Interest of all Revolving Credit A Commitments Purchased
---------
by Assignee: 25.55%


Section 2. Amount of:
---------

     Assignee's Commitment:                            $7,346,130.00

     Aggregate Outstanding Principal Amount of
     Advances owing to the Assignee:                   $5,732,359.17


Section 3.
---------

     A Note payable to the order of the Assignee

          Dated:    December 24, 1996

          Principal amount                             $7,346,130.00


Section 4.
---------

          Effective Date:                              December 24, 1996

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                                        ASSIGNOR:

                                        SOUTHTRUST BANK OF GEORGIA, N.A.


                                        By: /s/ William P. Carroll
                                            --------------------------------
                                            Name:
                                            Title: Vice President


                                        ASSIGNEE:

                                        NATIONAL BANK OF CANADA


                                        By: ________________________________
                                            Name:
                                            Title:


                                        Assignee's Address for Notices):
                                        200 Galleria Parkway, NW
                                        Suite 800
                                        Atlanta, Georgia 30339
                                        Attention: William L. Benning

                                        ASSIGNOR:

                                        SOUTHTRUST BANK OF GEORGIA, N.A.


                                        By:_______________________________
                                           Name:
                                           Title:

                                        ASSIGNEE:

                                        NATIONAL BANK OF CANADA


                                        By: /s/ William L. Benning
                                           -------------------------------
                                           Name:
                                           Title: V.P.



                                        Assignee's Address for Notices):
                                        200 Galleria Parkway, NW
                                        Suite 800
                                        Atlanta, Georgia 30339
                                        Attention: William L. Benning

Consented to this 24th day
of December, 1996

LAW COMPANIES GROUP, INC.

BY: /s/ Bruce C. Coles
    ----------------------
    Name: Bruce C. Coles
    Title: Chairman, CEO

                                      -6-
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Accepted and consented to this
24th day of December, 1996

SUNTRUST BANK, ATLANTA
as Agent

By: /s/ J. Christopher Deisley
    --------------------------
    J. Christopher Deisley
    First Vice President

By: /s/ Dennis H. James Jr.
    -------------------------
    Name: Dennis H. James Jr.
    Title: AVP

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